SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     January 15, 2004
                                                 -------------------------------


                              GEORGIA POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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         Georgia                     1-6468                 58-0257110
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(State or other jurisdiction    (Commission File   (IRS Employer Identification
      of incorporation)              Number)                  No.)


   241 Ralph McGill Boulevard, Atlanta, Georgia                30308
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   (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code         (404) 506-6526
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                                       N/A
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         (Former name or former address, if changed since last report.)



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2

Item 5.  Other Events.
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         On January 15, 2004, Georgia Power Company (the "Company") and Georgia
Power Capital Trust VII (the "Trust") entered into an Underwriting Agreement covering the issue and sale by the Trust of 8,000,000 5 7/8% Trust Preferred Securities (Liquidation Amount $25 per Preferred Security). Said Preferred Securities were registered under the Securities Act of 1933, as amended, pursuant to the registration statement (Registration Nos. 333-105815, 333-105815-01, 333-105815-02, 333-105815-03 and 333-105815-04) of the Company
and the Trust. Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                (c) Exhibits.

                  1 Underwriting Agreement, dated January 15, 2004, among the Company, the Trust and Morgan Stanley & Co. Incorporated, as the representative of the underwriters named in Schedule I thereto.

                  4.4 Fifth Supplemental Indenture dated as of January 23, 2004, providing for the issuance of the Company's Series G 5 7/8% Junior Subordinated Notes due January 15, 2044.

                  4.7-A    Amended and Restated Trust Agreement of the Trust.

                  4.8-A    Form of Preferred Security of the Trust (included in
                           Exhibit 4.7-A above).

                  4.10 Form of Series G 5 7/8% Junior Subordinated Note due January 15, 2044 (included in Exhibit 4.4 above).

                  4.11-A   Guarantee Agreement relating to the Trust.

                  4.12-A Agreement as to Expenses and Liabilities relating to Georgia Power Capital Trust VII (included in Exhibit 4.7-A above).

                  5.1      Opinion of Troutman Sanders LLP.

                  5.2-A Opinion of Richards, Layton & Finger, P.A., relating to the Trust.

                  8        Tax Opinion of Troutman Sanders LLP.

                  12.1     Computation of ratio of earnings to fixed charges.

                  12.2 Computation of ratio of earnings to fixed charges plus preferred dividend requirements (pre-income tax basis).




                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     January 23, 2004                              GEORGIA POWER COMPANY



                                                        By /s/Wayne Boston
                                                             Wayne Boston
                                                         Assistant Secretary